Employee Retirement Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Employee Retirement Plans
Employee Retirement Plans
Prior to the Distribution, our employees participated in Dean Foods’ broad-based programs generally available to all employees, including its 401(k) plan, health and dental plans and various other insurance plans, including disability and life insurance. Effective upon the Distribution, the Company implemented its own substantially similar employee benefit plans and our employees are no longer eligible to participate in Dean Foods’ plans. Additionally, we contribute to one multiemployer pension plan on behalf of our employees.
We have separate, stand-alone defined benefit pension plans as a result of the acquisition of Alpro on July 2, 2009. The benefits under our Alpro defined benefit plans are based on years of service and employee compensation.

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
	(In thousands)
Components of net periodic benefit cost:
Service cost	$452	$440	$904	$880
Interest cost	158	135	316	270
Expected return on plan assets	(117)	(88)	(234)	(176)
Amortization:
Prior service cost	3	4	6	8
Unrecognized net loss	1	18	2	36
Net periodic benefit cost	$497	$509	$994	$1,018

Employee Retirement Plans
Prior to the Distribution, our employees participated in Dean Foods’ broad-based programs generally available to all employees, including its 401(k) plan, health and dental plans and various other insurance plans, including disability and life insurance. Effective upon the Distribution, the Company implemented its own substantially similar employee benefit plans and our employees are no longer eligible to participate in Dean Foods’ plans. Additionally, we contribute to one multiemployer pension plan on behalf of our employees.
Substantially all full-time union and non-union employees who have completed one or more years of service and have met other requirements pursuant to the plans were eligible to participate in one or more of the Dean Foods’ plans. Expenses related to our employees’ participation in Dean Foods’ plans, prior to the Distribution, were determined by specifically identifying the costs for the Company’s participants.
During 2013, 2012, and 2011, our retirement plans expenses were as follows:

	Year ended December 31,
	2013	2012	2011
	(In thousands)
Defined benefit plans	$2,050	$1,804	$1,781
Defined contribution plan	3,163	2,210	2,386
Multiemployer pension and certain union plans	1,683	1,658	1,591
Total	$6,896	$5,672	$5,758

Defined Contribution Plan
Certain of our non-union personnel may elect to participate in a savings plan sponsored by the Company. This plan provides for contributions by the participants of between 1% and 20% and provides for matching contributions by the employer up to 4% of a participant’s annual compensation. In addition, certain union hourly employees are participants in the company-sponsored defined contribution plan, which provide for employer contributions in various amounts ranging from $24 to $91 per pay period per participant.
Alpro Defined Benefit Plans
We have separate, stand-alone defined benefit pension plans as a result of the acquisition of Alpro on July 2, 2009. The benefits under our Alpro defined benefit plans are based on years of service and employee compensation. Our funding policy is to contribute annually the minimum amount required under local regulations plus additional amounts as management deems appropriate.
Included in accumulated other comprehensive income at December 31, 2013 and 2012 are the following amounts that have not yet been recognized in net periodic pension cost: unrecognized prior service costs of $0.2 million ($0.1 million net of tax) and $0.3 million ($0.2 million net of tax) and unrecognized actuarial losses of $1.0 million ($0.7 million net of tax) and $2.4 million ($1.6 million net of tax), respectively. The prior service costs and actuarial losses included in accumulated other comprehensive income and expected to be recognized in net periodic pension cost during the year ended December 31, 2014 are $12,500 ($8,500 net of tax) and $2,700 ($1,800 net of tax), respectively.
The reconciliation of the beginning and ending balances of the projected benefit obligation and the fair value of plan assets for the years ended December 31, 2013 and 2012, and the funded status of the plans at December 31, 2013 and 2012, is as follows:

	Year ended December 31,
	2013	2012
	(In thousands)
Change in Benefit Obligation:
Benefit obligation at beginning of the year	$15,882	$11,865
Service cost	1,771	1,409
Interest cost	545	513
Plan participants’ contributions	57	55
Plan amendments	(76)	—
Actuarial (gain)/loss	(1,395)	1,756
Benefits paid	(424)	(3)
Expenses paid	(31)	(33)
Exchange rate changes	680	320
Benefit obligation, end of year	17,009	15,882
Change in Plan Assets:
Fair value of plan assets at beginning of year	9,819	7,710
Actual return on plan assets	357	485
Employer contributions to plan	1,492	1,410
Plan participants’ contributions	57	55
Benefits paid	(424)	(3)
Expenses paid	(31)	(33)
Exchange rate changes	461	195
Fair value of plan assets, end of year	11,731	9,819
Funded status at end of year	$(5,278)	$(6,063)

The underfunded status of the plans of $5.3 million at December 31, 2013 is recognized in our consolidated balance sheet as a non-current accrued pension liability. We do not expect any plan assets to be returned to us during the year ended December 31, 2014. We expect to contribute $1.7 million to the pension plans in 2014.
A summary of our key actuarial assumptions used to determine benefit obligations as of December 31, 2013 and 2012 is as follows:

	Year ended December 31,
	2013	2012
Weighted average discount rate	3.79%	3.50%
Rate of compensation increase	3.87%	3.88%

A summary of our key actuarial assumptions used to determine net periodic benefit cost for 2013, 2012, and 2011 is as follows:

	Year ended December 31,
	2013	2012	2011
Weighted average discount rate	3.50%	4.50%	4.75%
Expected return on assets	3.71%	3.85%	3.86%
Rate of compensation increase	3.88%	3.87%	3.88%

	Year ended December 31,
	2013	2012	2011
	(In thousands)
Components of net periodic benefit cost:
Service cost	$1,771	$1,409	$1,311
Interest cost	545	513	523
Expected return on plan assets	(356)	(191)	(139)
Amortization:
Prior service cost	17	16	18
Unrecognized net loss	73	3	7
Net periodic benefit cost	$2,050	$1,750	$1,720

The overall expected long-term rate of return on plan assets is a weighted-average expectation based on the targeted and expected portfolio composition. We consider historical performance and current benchmarks to arrive at expected long-term rates of return in each asset category.
Pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	Year ended December 31,
	2013	2012	2011
	(In thousands)
Projected benefit obligation	$3,601	$3,237	$2,147
Accumulated benefit obligation	3,206	2,822	1,794
Fair value of plan assets	1,902	1,463	746

The accumulated benefit obligation for all defined benefit plans was $12.3 million and $11.1 million at December 31, 2013 and 2012, respectively.
The weighted average discount rate reflects the rate at which our defined benefit plan obligations could be effectively settled. The rate uses a model that reflects a bond yield curve constructed from high-quality corporate or foreign government bonds, for which the timing of cash outflows approximate the estimated payments. The weighted average discount rate was increased from 3.5% at December 31, 2012 to 3.8% at December 31, 2013, which will decrease the net periodic benefit cost in 2014.
At December 31, 2013, our qualified pension plan investments are comprised of insurance contracts, and the guaranteed premiums are invested in the general assets of the insurance company. The funding policy is to contribute assets at least equal in amount to regulatory minimum requirements. Funding is based on legal requirements, tax considerations, and investment opportunities.
Estimated pension plan benefit payments to our participants for the next ten years are as follows (in thousands):

2014	$750
2015	13
2016	12
2017	104
2018	902
Next five years	7,114

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering assumptions, we follow a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value of our defined benefit plans’ consolidated assets. We classify the insurance contracts as Level 3 as there is little or no market data for the unobservable inputs, which requires development of assumptions. See Note 12 “Derivative Financial Instruments and Fair Value Measurements.”
For both 2013 and 2012, approximately 90% of the insurance contracts were financed by employer premiums with the insurer managing the reserves as calculated using an actuarial model. The remaining 10% of the insurance contracts were financed by employer and employee contributions with the insurer managing the reserves collectively with other pension plans.
A reconciliation of the change in the fair value measurement of the defined benefit plans’ consolidated assets using significant unobservable inputs (Level 3) during the years ended December 31, 2013 and 2012 is as follows:

Consolidated Assets
(In thousands)
Balance at January 1, 2012	$7,710
Actual return on plan assets:
Relating to instruments still held at reporting date	485
Purchases, sales and settlements (net)	1,624
Balance at December 31, 2012	9,819
Actual return on plan assets:
Relating to instruments still held at reporting date	357
Purchases, sales and settlements (net)	1,555
Balance at December 31, 2013	$11,731

Multiemployer Pension Plan
We contribute to a multiemployer pension plan that covers approximately 250 of our union employees. This plan is administered by a board of trustees composed of labor representatives and the management of the participating companies. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

•	assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers;

•	if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers; and

•	if we choose to stop participating in our multiemployer plan, we may be required to pay the plan an amount based on the underfunded status of the plan, referred to as a withdrawal liability.
At this time, we have not established any significant liabilities because withdrawal from this plan is not probable or reasonably possible.
Our participation in the multiemployer plan for the year ended December 31, 2013 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (“PPA”) Zone Status available in 2013 and 2012 is for the plan’s year-end at December 31, 2012 and December 31, 2011, respectively. The zone status is based on information that we obtained from the plan’s Form 5500, which is available in the public domain and is certified by the plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” column indicates plans for which a funding improvement plan (“FIP”) or a rehabilitation plan (“RP”) is either pending or has been implemented. Federal law requires that plans classified in the yellow zone or red zone adopt a funding improvement plan or rehabilitation plan, respectively, in order to improve the financial health of the plan. The “Extended Amortization Provisions” column indicates plans which have elected to utilize the special 30-year amortization rules provided by the Pension Relief Act of 2010 to amortize its losses from 2008 as a result of turmoil in the financial markets. The last column in the table lists the expiration date of the collective-bargaining agreement to which the plan is subject.

Pension fund	Employer identification number	Pension plan number	PPA Zone status		FIP/RP status pending/ implemented	Extended amortization provisions	Expiration date of associated collective- bargaining agreement
			2013	2012
Western Conference of Teamsters Pension Plan(1)	91-6145047	001	Green	Green	N/A	No	March 1, 2015— January 28, 2017
___________________________

(1)
We are party to one collective bargaining agreement in this multiemployer Western Conference of Teamsters Pension Plan which requires contributions. We are also party to two other collective bargaining agreements whose defined contribution plans are 401(k) plans that require matching contributions. These agreements cover a large number of employee participants and expire on various dates between 2014 and 2016.

Information regarding our contributions to our multiemployer pension plan is shown in the table below. There are no changes that materially affected the comparability of our contributions to the plan during the years ended December 31, 2013, 2012, and 2011 (in thousands).

	Employer identification number	Pension plan number	The WhiteWave Foods Company			Surcharge imposed
Pension fund			2013	2012	2011
Western Conference of Teamsters Pension Plan	91-6145047	001	$1,683	$1,658	$1,591	No

During the 2013, 2012, and 2011 plan years, our contributions did not exceed 5% of total plan contributions.
Deferred Compensation Plans
We sponsor two deferred compensation plans, Pre-2005 Executive Deferred Compensation Plan and Post-2004 Executive Deferred Compensation Plan, under which certain employees with a base compensation of $150,000 may elect to defer receiving payment for a portion of their salary and bonus until periods after their respective retirements or upon separation from service. The amounts deferred are partially funded as unsecured obligations of the Company, receiving no preferential standing, and are subject to the same risk as other unsecured obligations. The participants in these plans may choose from a number of externally managed mutual fund investments, money market funds and stocks and their investment balances track the rates of return for these accounts. Amounts payable, including accrued deemed interest, totaled $4.6 million at December 31, 2013, which were included in other long-term liabilities in the Consolidated Balance Sheets. The assets related to these plans are primarily invested in money market mutual funds and are recorded at fair value. We classify these assets as Level 2 as fair value can be corroborated based on quoted market prices for identical or similar instruments in markets that are not active. See Note 12 “Derivative Financial Instruments and Fair Value Measurement.”